SECURITIES AND EXCHANGE COMMISSION

                     Washington, D.C.  20549



                            FORM 8-K



                         CURRENT REPORT
             Pursuant to Section 13 or 15(d) of the
                 Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported):

                          July 16, 2001

                     FINGERHUT MASTER TRUST
                   FINGERHUT RECEIVABLES, INC.
           (Originator of the Fingerhut Master Trust)
     (Exact name of registrant as specified in its charter)


    Delaware            333-45599 and 333-45611         41-1783128
(State of Incorporation) (Commission File No.) (IRS Employer Identification No.)



   4400 Baker Road, Suite F480, Minnetonka, Minnesota   55343
            (Address of principal executive offices)

                         (952) 936-5035
      (Registrant's telephone number, including area code)




                   FINGERHUT RECEIVABLES, INC.

                   Current Report on Form 8-K


Item 7.    Financial Statements and Exhibits

           Ex. 20.a     Series 1998-1 June Certificateholders'Statement

           Ex. 20.b     Series 1998-2 June Certificateholders'Statement


                            SIGNATURE


         Pursuant to the requirements of the Securities  Exchange
Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     FINGERHUT RECEIVABLES, INC.



                                     By  Brian M. Szames
                                         Brian M. Szames
                                         President and Treasurer




Dated:  July 16, 2001